The Putnam
Fund for
Growth and
Income

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes that lie ahead will be even more breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We are pleased to announce the appointment of Christopher G. Miller to your fund's management team. Before joining Putnam as an analyst in 1997, Chris was with Analytic TSA Global Asset Management. He is currently a portfolio manager in the Quantitative Equity Group and has seven years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 20, 2000

REPORT FROM FUND MANAGEMENT

David L. King
Hugh H. Mullin
Christopher G. Miller

The Putnam Fund for Growth and Income applied its value strategy consistently throughout a tumultuous fiscal year ended October 31, 2000. The period was marked by extreme volatility and considerable shifting of market sentiment. From November 1999 through February 2000, growth stocks, and technology stocks in particular, led the market. Investors turned away from traditional old-economy companies. As a result, your fund, which emphasizes undervalued stocks of high-quality, established companies, struggled to produce even lackluster returns. However, a shift in investor sentiment following the market correction in early March caused a broadening of the market. It also lifted valuations for many of your fund's holdings and enabled the fund to significantly outperform its benchmark, the S&P 500, between March 10th and the end of the fiscal period.* We are pleased to report that our disciplined investment strategy has led the fund to achieve positive returns in 19 of the past 20 fiscal years.+

Total return for 12 months ended 10/31/00

      Class A          Class B          Class C          Class M
    NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   3.92%  -2.07%    3.14%  -1.55%    3.16%  2.23%     3.41%  -0.21%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* VALUE STOCKS RETURN TO FAVOR

Several factors were responsible for the long-awaited broadening of the market and value stocks' return to favor. A painful shakeout of overpriced technology stocks in March left formerly speculative investors hungry for safer bets. Disappointed dot-com investors were drawn to fundamentally strong companies in more mature industries. These stocks appeared to offer a greater measure of safety, as well as a history of healthy dividend payments, strong balance sheets, experienced and effective management, solid earnings and cash flow. Increased demand for more conservative investments contributed to the recent favorable performance of value stocks.


*For the period March 10-October 31, 2000, class A share performance at POP was 13.82% versus the S&P 500 return of 3.17% over the same period.

+At net asset value.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking                11.7%

Pharmaceuticals        10.6%

Oil and gas             7.9%

Regional Bells          7.0%

Financial               5.8%

Footnote reads:
*Based on net assets as of 10/31/00. Holdings will vary over time.


The Federal Reserve Board, in an effort to temper a too-hot economy, raised short-term interest rates a total of six times and 1.75 percentage points over a nine-month period. By the end of the fiscal year, it was clear that the Fed's moves had indeed slowed economic growth. The market reacted by rewarding those companies whose revenues are less sensitive to economic changes -- companies whose goods and services will be purchased regardless of economic cycles. As a result, sectors and industries that are traditionally associated with value investing, including utilities, energy, and financial services, enjoyed and continue to benefit from a more favorable market environment.

* FUND'S STRENGTH IS BROAD-BASED

Your broadly diversified fund benefited from positive results in many sectors. During the past seven months in particular, the fund experienced strong performance from financial, health-care, energy, and electric and natural gas utilities stocks.

Financial stocks had begun to trade at exceptionally low valuations in February and March, partly because of the uncertainties caused by a hostile interest-rate environment but also because the market at the time preferred rapid-growth stocks. As valuations for financial stocks became increasingly attractive, your fund selectively increased its exposure to financial companies with sound fundamentals.

The entire financial sector fell out of favor to such a degree that stocks of even the leading companies could be purchased at deep discounts. American International Group, Inc. (AIG) exemplifies such a company, and is one of several strong additions to the portfolio during the period. The premier property and casualty insurance company, AIG specializes in commercial and industrial-insurance coverage. While its revenues come primarily from the United States and Canada, AIG offers insurance to more than 100 countries worldwide. Its other business areas include commodities trading, private banking, mutual fund management, retirement products, aircraft leasing, and currency swaps.


"The market has broadened and is paying more attention to valuations. We are optimistic that the fund will be operating in a better style environment."

 -- Hugh H. Mullin, fund co-manager


After midyear, as it became more likely that the Fed had stopped raising short-term interest rates, financial stocks began to rebound strongly. Long-time fund holding Fannie Mae, a government-sponsored mortgage reseller cited in the semiannual report, was among the fund's best performers. While these stocks, as well as others mentioned in this report, were viewed favorably at the end of the period, all are subject to review in accordance with your fund's investment strategy, and our outlook may change in the future.

We took advantage of a late 1999 to early 2000 selloff of health-care and pharmaceutical stocks and purchased a number of high-quality issues at attractive valuations. Exposure to these sectors grew to represent about 12% of the portfolio, which benefited the fund handsomely as health-care companies experienced continued steady growth and rising valuation levels. We believe these stocks will fare better in a slowing economic environment. While many remain undervalued, a number are approaching what we consider to be their true worth.

Among the fund's holdings, Abbott Laboratories, Inc., and Merck & Co., Inc., had standout performance during the period. Abbott manufactures both health-care and consumer products, including pharmaceuticals, drugs for veterinary use, diagnostic and screening products, infant formulas, nutritional products including Ensure, and personal care products such as Selsun Blue shampoo. Merck manufactures a wide range of pharmaceutical products including ulcer treatments, antibiotics, virus inhibitors, and vaccines. It is developing treatments for many common ailments including asthma, arthritis, and depression. The company provides managed-care and prescription drug services as well.

The story of the utilities sector is similar to that of the financial sector: prices for stocks of electric and natural gas utilities companies reached unusually low levels, and then staged a dramatic comeback, that boosted your fund's returns. The utilities sector has been the best-performing market sector in the United States this year to date.

Deregulation, which originally was expected to have a negative impact on many electric companies by driving the price for power down, in fact had the opposite effect during the past six months. Companies that owned power plants and continued to generate electricity did especially well, as demand for energy peaked in the hot summer months and the price for power increased accordingly. Deregulation allowed many of these companies to trade freely on the market, and they were able to generate strong cash flow and earnings. Demand for power has grown steadily over the past 20 years and is likely to remain strong.

Reliant Energy, Inc., is one of several fund holdings that benefited from deregulation. The company provides electricity to about 1.7 million customers in Texas. Its subsidiary, Reliant Energy Resources, provides natural gas to millions of customers in Arkansas, Louisiana, Minnesota, Mississippi, Oklahoma, and Texas. Duke Energy Corp., based in North Carolina, delivers both electricity and natural gas across the United States and abroad. It gathers and processes natural gas and operates both regulated and unregulated businesses. Both Reliant and Duke have been star performers for the fund during the period. Entergy Corp., is yet another holding that contributed positively to fund performance. It provides electrical power to more than two million commercial and residential customers throughout Arkansas, Texas, Louisiana, and Mississippi, using nuclear power, natural gas, and coal to generate electricity.

Strong performers also included Procter & Gamble -- which we purchased shortly after the stock suffered a significant price decline caused by a short-term earnings disappointment -- and SBC Communications, one of the fund's top 10 holdings for more than two years. Both produced outstanding returns during the second half of the fiscal year.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

ExxonMobil Corp.
Oil and gas

SBC Communications, Inc.
Regional Bells

Merck & Co., Inc.
Pharmaceuticals

Citigroup, Inc.
Financial

IBM Corp.
Computers

Verizon Communications
Regional Bells

Bristol-Myers Squibb Co.
Pharmaceuticals

Royal Dutch Petroleum Co. NV ADR
Netherlands
Oil and gas

Coca-Cola Co.
Beverage

Fannie Mae
Financial

Footnote reads:
These holdings represent 23.5% of the fund's net assets as of 10/31/00. Portfolio holdings will vary over time.


Your fund's technology and basic materials holdings and its stocks that are more cyclical in nature did not perform well. The primary reason for their weak performance is the cooling economy. The fund's exposure in these areas was not large, but poor returns from these stocks dampened fund performance. It is important to note that a broadly diversified fund such as yours will experience both positive and negative influences as sectors, industries, and stocks rotate in and out of favor.

* PORTFOLIO POSITIONED FOR A SLOWING ECONOMY

We continue to acquire stocks that should do well in a slowing economy. Stocks that are relatively immune to U.S. economic cycles are currently desirable, and we have recently added to the portfolio many high-quality companies with global reach or noncyclical appeal. Among the most familiar are Coca-Cola, McDonald's, WorldCom, Berkshire Hathaway, and AIG.

We believe the biggest near-term risk to capital markets is a possible rise in inflation followed by further Fed tightenings. However, in our opinion, the likelihood of such events occurring is small. Still, we remain vigilant and will continue to monitor portfolio risk going forward.

As always, your fund will continue to exercise its value strategy in all market environments. We believe that strict adherence to our value discipline, even when circumstances may be unfavorable, sets the stage for superior performance when market conditions shift. We hope your fund's improved performance during the latter half of the fiscal year will underscore the importance and effectiveness of including value stocks in a diversified portfolio.

We would like to remind our shareholders that in a slowing economy investors would do well to adjust their expectations for returns. Going forward, we believe the equity markets are likely to produce more modest returns, and certainly the fiscal-year returns for this fund illustrate that point. We are pleased that the characteristics of value investing have returned to favor, and we remain optimistic that the fund's portfolio of high-quality stocks can provide strong returns over the long term.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. The Putnam Fund for Growth and Income is designed for investors seeking capital growth and current income.

TOTAL RETURN FOR PERIODS ENDED 10/31/00

                     Class A         Class B         Class C        Class M
(inception dates)   (11/6/57)       (4/27/92)       (7/26/99)       (5/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            3.92%  -2.07%   3.14%  -1.55%   3.16%   2.23%   3.41%  -0.21%
------------------------------------------------------------------------------
5 years         104.08   92.37   96.67   94.67   96.79   96.79   99.06   92.10
Annual average   15.33   13.98   14.48   14.25   14.50   14.50   14.76   13.95
------------------------------------------------------------------------------
10 years        331.80  307.08  300.15  300.15  300.69  300.69  310.43  295.96
Annual average   15.75   15.07   14.87   14.87   14.89   14.89   15.17   14.75
------------------------------------------------------------------------------
Annual average
(life of fund)   13.52   13.37   12.45   12.45   12.67   12.67   12.74   12.64
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/00

                                      S&P 500              Consumer
                                       Index              price index
------------------------------------------------------------------------------
1 year                                  6.09%                 3.45%
------------------------------------------------------------------------------
5 years                               166.65                 13.14
Annual average                         21.66                  2.50
------------------------------------------------------------------------------
10 years                              490.83                 30.26
Annual average                         19.44                  2.68
------------------------------------------------------------------------------
Annual average
(life of fund)                         12.45                  4.31
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5- and 10-year, if available, and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/90

                 Fund's class A       S&P 500        Consumer price
Date              shares at POP        Index             index

10/31/90             9,425            10,000            10,000
10/31/91            12,134            13,350            10,292
10/31/92            13,291            14,679            10,622
10/31/93            15,784            16,872            10,914
10/31/94            16,217            17,524            11,199
10/31/95            19,948            22,158            11,513
10/31/96            24,714            27,497            11,858
10/31/97            30,879            36,327            12,105
10/31/98            34,630            44,315            12,277
10/31/99            39,175            55,691            12,592
10/31/00           $40,708           $59,083           $13,026

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $40,015 and $40,069, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $41,043 ($39,596 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/00

                       Class A       Class B    Class C      Class M
-------------------------------------------------------------------------
Distributions
(number)                  4             4          4            4
-------------------------------------------------------------------------
Income                 $0.2565       $0.1085    $0.1575      $0.1605
-------------------------------------------------------------------------
Capital gains
  Long-term             1.3990        1.3990     1.3990       1.3990
-------------------------------------------------------------------------
  Short-term            0.3415        0.3415     0.3415       0.3415
-------------------------------------------------------------------------
  Total                $1.9970       $1.8490    $1.8980      $1.9010
-------------------------------------------------------------------------
Share value:         NAV     POP       NAV        NAV      NAV     POP
-------------------------------------------------------------------------
10/31/99            $21.10  $22.39    $20.82     $21.08   $20.97  $21.73
-------------------------------------------------------------------------
10/31/00             19.81   21.02     19.53      19.75    19.68   20.39
-------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------
Current
dividend
rate1                 1.82%   1.71%     1.11%      1.22%    1.36%   1.31%
-------------------------------------------------------------------------
Current 30-day
SEC yield2            1.20    1.13      0.50       0.49     0.73    0.70
-------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period..

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/00 (most recent calendar quarter)

                     Class A         Class B         Class C        Class M
(inception dates)   (11/6/57)       (4/27/92)       (7/26/99)       (5/1/95)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            5.71%  -0.37%   4.94%   0.17%   4.88%   3.93%   5.20%   1.53%
------------------------------------------------------------------------------
5 years          94.26   83.04   87.05   85.05   87.24   87.24   89.41   82.78
Annual average   14.20   12.85   13.34   13.10   13.36   13.36   13.63   12.82
------------------------------------------------------------------------------
10 years        313.73  289.88  283.31  283.31  283.93  283.93  293.10  279.34
Annual average   15.26   14.58   14.38   14.38   14.40   14.40   14.67   14.26
------------------------------------------------------------------------------
Annual average
(life of fund)   13.46   13.30   12.38   12.38   12.61   12.61   12.67   12.58
------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Standard & Poor's 500 Composite Stock Price Index is an index of common stocks frequently used as a general measure of stock market performance. Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
The Putnam Fund for Growth and Income

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Putnam Fund for Growth and Income (the "fund") at October 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 1, 2000



THE FUND'S PORTFOLIO
October 31, 2000

COMMON STOCKS (98.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace/Defense (2.4%)
-------------------------------------------------------------------------------------------------------------------
          5,482,600 Boeing Co.                                                                        $ 371,788,813
          1,011,000 General Dynamics Corp.                                                               72,349,688
          3,078,200 Lockheed Martin Corp.                                                               110,353,470
          3,012,400 United Technologies Corp.                                                           210,303,175
                                                                                                      -------------
                                                                                                        764,795,146

Airlines (0.1%)
-------------------------------------------------------------------------------------------------------------------
            134,900 AMR Corp. (NON)                                                                       4,417,975
            386,100 Delta Air Lines, Inc.                                                                18,243,225
            880,500 Southwest Airlines Co.                                                               25,094,250
                                                                                                      -------------
                                                                                                         47,755,450

Automotive (1.2%)
-------------------------------------------------------------------------------------------------------------------
            224,400 Delphi Automotive Systems Corp.                                                       3,520,275
          7,336,075 Ford Motor Co.                                                                      191,654,959
          2,793,632 General Motors Corp.                                                                173,554,388
            136,800 Lear Corp. (NON)                                                                      3,727,800
            674,200 TRW, Inc.                                                                            28,316,400
            266,621 Visteon Corp.                                                                         4,715,859
                                                                                                      -------------
                                                                                                        405,489,681

Banking (11.7%)
-------------------------------------------------------------------------------------------------------------------
          1,040,000 AmSouth Bancorporation                                                               14,495,000
         10,787,389 Bank of America Corp.                                                               518,468,884
          4,195,600 Bank of New York Company, Inc. (The)                                                241,509,225
          6,865,743 Bank One Corp.                                                                      250,599,620
          2,245,000 BB&T Corp.                                                                           71,559,375
          3,831,045 Charter One Financial, Inc.                                                          87,874,595
          5,642,800 Chase Manhattan Corp.                                                               256,747,400
          4,002,500 Comerica, Inc.                                                                      241,400,781
          1,151,450 Fifth Third Bancorp                                                                  59,155,744
            876,300 First Tennessee National Corp.                                                       20,154,900
          5,729,500 First Union Corp.                                                                   173,675,469
          9,569,500 Firstar Corp.                                                                       188,399,531
          5,996,597 FleetBoston Financial Corp.                                                         227,870,686
          1,319,200 Huntington Bancshares, Inc.                                                          18,963,500
          1,947,400 KeyCorp                                                                              48,076,438
            123,000 M & T Bank Corp.                                                                      6,174,600
          2,709,100 Mellon Financial Corp.                                                              130,714,075
             81,878 Morgan (J.P.) & Co., Inc.                                                            13,550,809
          3,488,800 National City Corp.                                                                  74,573,100
          2,419,100 PNC Financial Services Group                                                        161,777,313
            360,600 State Street Corp.                                                                   44,981,244
            985,000 Summit Bancorp                                                                       36,937,500
          1,094,900 SunTrust Banks, Inc.                                                                 53,444,806
          2,385,000 Synovus Financial Corp.                                                              51,426,563
          6,163,300 U.S. Bancorp                                                                        149,074,819
          4,738,700 Washington Mutual, Inc.                                                             208,502,800
          8,776,450 Wells Fargo Co.                                                                     406,459,341
            308,900 Zions Bancorp                                                                        17,742,444
                                                                                                      -------------
                                                                                                      3,774,310,562

Beverage (3.8%)
-------------------------------------------------------------------------------------------------------------------
          6,053,930 Anheuser-Busch Cos., Inc.                                                           276,967,298
          9,184,800 Coca-Cola Co.                                                                       554,532,300
          5,076,200 Coca-Cola Enterprises, Inc.                                                          93,275,175
            376,100 Fortune Brands, Inc.                                                                 11,071,444
            274,600 Pepsi Bottling Group, Inc. (The)                                                      9,508,025
          5,871,900 PepsiCo, Inc.                                                                       284,420,156
                                                                                                      -------------
                                                                                                      1,229,774,398

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,378,569 General Motors Corp. - Class H (NON)                                                 44,665,636

Building Materials (--%)
-------------------------------------------------------------------------------------------------------------------
            502,000 Masco Corp.                                                                           9,381,125
             99,900 Vulcan Materials Co.                                                                  4,195,800
                                                                                                      -------------
                                                                                                         13,576,925

Cable Television (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,705,000 Comcast Corp. - Class A (NON)                                                        69,478,750
            649,100 USA Networks, Inc. (NON)                                                             13,144,275
                                                                                                      -------------
                                                                                                         82,623,025

Chemicals (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,497,300 Air Products & Chemicals, Inc.                                                       55,868,006
            699,200 Avery Dennison Corp.                                                                 35,309,600
          6,374,300 Dow Chemical Co.                                                                    195,212,938
          6,835,897 du Pont (E.I.) de Nemours & Co., Ltd.                                               310,178,826
          1,950,100 Eastman Chemical Co.                                                                 83,610,538
            236,000 Engelhard Corp.                                                                       4,926,500
            112,500 Hercules, Inc.                                                                        2,060,156
            915,655 Minnesota Mining & Manufacturing Co.                                                 88,475,164
          1,858,500 PPG Industries, Inc.                                                                 82,935,563
            260,900 Praxair, Inc.                                                                         9,718,525
            744,700 Rohm & Haas Co.                                                                      22,387,544
                                                                                                      -------------
                                                                                                        890,683,360

Commercial and Consumer Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
          2,208,700 Cendant Corp. (NON)                                                                  26,504,400
            290,800 Cintas Corp.                                                                         13,485,850
            109,800 DST Systems, Inc. (NON)                                                               6,766,425
             64,900 H&R Block, Inc.                                                                       2,316,119
          6,958,100 Service Corp. International                                                          16,090,606
                                                                                                      -------------
                                                                                                         65,163,400

Communications Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
             44,300 Scientific-Atlanta, Inc.                                                              3,031,781

Computers (4.6%)
-------------------------------------------------------------------------------------------------------------------
            640,800 3Com Corp. (NON)                                                                     11,374,200
            743,900 Apple Computer, Inc. (NON)                                                           14,552,544
          8,101,600 Compaq Computer Corp.                                                               246,369,656
          8,057,036 Hewlett-Packard Co.                                                                 374,148,609
          7,194,786 IBM Corp.                                                                           708,686,421
          1,194,300 Lexmark International Group, Inc. - Class A (NON)                                    48,966,300
            110,700 NCR Corp. (NON)                                                                       4,773,938
            308,900 Quantum Corp. (NON)                                                                   4,633,500
            870,500 Seagate Technology, Inc. (NON)                                                       60,826,188
                                                                                                      -------------
                                                                                                      1,474,331,356

Conglomerates (2.5%)
-------------------------------------------------------------------------------------------------------------------
             79,700 Berkshire Hathaway, Inc., Class B (NON)                                             167,609,100
          2,182,800 Cooper Industries, Inc.                                                              83,492,100
          3,557,100 Honeywell International, Inc.                                                       191,416,444
             65,800 Textron, Inc.                                                                         3,318,788
          6,574,500 Tyco International, Ltd.                                                            372,691,969
                                                                                                      -------------
                                                                                                        818,528,401

Consumer Finance (1.2%)
-------------------------------------------------------------------------------------------------------------------
            578,900 Capital One Financial Corp.                                                          36,543,063
          3,400,883 Household International, Inc.                                                       171,106,926
          3,250,300 MBNA Corp.                                                                          122,089,394
            474,000 Providian Financial Corp.                                                            49,296,000
                                                                                                      -------------
                                                                                                        379,035,383

Consumer Goods (2.9%)
-------------------------------------------------------------------------------------------------------------------
          2,107,800 Avon Products, Inc.                                                                 102,228,300
          2,419,300 Clorox Co.                                                                          107,961,263
            992,100 Colgate-Palmolive Co.                                                                58,295,796
          1,735,200 Gillette Co.                                                                         60,515,100
          3,907,110 Kimberly-Clark Corp.                                                                257,869,260
          4,256,400 Procter & Gamble Co.                                                                304,066,575
            507,400 Unilever NV (Netherlands)                                                            25,782,263
          2,830,200 Unilever PLC (United Kingdom)                                                        19,157,673
                                                                                                      -------------
                                                                                                        935,876,230

Containers & Packaging (0.1%)
-------------------------------------------------------------------------------------------------------------------
          3,034,300 Owens-Illinois, Inc. (NON)                                                           18,016,156

Distribution (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,082,100 SYSCO Corp.                                                                         108,659,594

Electric Utilities (3.8%)
-------------------------------------------------------------------------------------------------------------------
            137,300 CMS Energy Corp.                                                                      3,707,100
          2,880,300 Consolidated Edison, Inc.                                                           101,350,556
          3,209,000 CP&L Energy, Inc.                                                                   129,362,813
          1,330,000 Dominion Resources, Inc.                                                             79,218,125
          2,770,820 Duke Energy Corp.                                                                   239,502,754
          3,639,800 Edison International                                                                 86,900,225
          5,078,500 Entergy Corp.                                                                       194,570,031
            211,925 Exelon Corp.                                                                         12,741,991
          1,401,100 FirstEnergy Corp.                                                                    36,253,463
          2,502,800 NiSource, Inc.                                                                       62,413,575
            827,100 PG&E Corp.                                                                           22,280,006
          1,545,000 Public Service Enterprise Group, Inc.                                                64,117,500
          1,450,400 Reliant Energy, Inc.                                                                 59,919,650
          3,764,500 TXU Corp.                                                                           139,521,781
                                                                                                      -------------
                                                                                                      1,231,859,570

Electrical Equipment (1.0%)
-------------------------------------------------------------------------------------------------------------------
            123,000 AVX Corp.                                                                             3,520,875
          2,853,541 Emerson Electric Co.                                                                209,556,917
          2,866,600 Rockwell International Corp.                                                        112,693,213
                                                                                                      -------------
                                                                                                        325,771,005

Electronics (0.6%)
-------------------------------------------------------------------------------------------------------------------
            673,300 Advanced Micro Devices, Inc. (NON)                                                   15,233,413
            122,705 Agilent Technologies, Inc. (NON)                                                      5,682,775
            335,900 American Power Conversion Corp. (NON)                                                 4,345,706
            134,300 Cypress Semiconductor Corp. (NON)                                                     5,027,856
          5,130,700 Motorola, Inc.                                                                      127,946,831
            133,200 National Semiconductor Corp. (NON)                                                    3,463,200
            243,900 SCI Systems, Inc. (NON)                                                              10,487,700
            234,800 Solectron Corp. (NON)                                                                10,331,200
            146,400 Vishay Intertechnology, Inc. (NON)                                                    4,392,000
                                                                                                      -------------
                                                                                                        186,910,681

Energy (0.8%)
-------------------------------------------------------------------------------------------------------------------
            984,500 Baker Hughes, Inc.                                                                   33,842,188
             55,100 BJ Services Co. (NON)                                                                 2,889,306
          3,076,900 Halliburton Co.                                                                     114,037,606
          1,091,300 Schlumberger, Ltd.                                                                   83,075,213
            491,100 Transocean Sedco Forex, Inc.                                                         26,028,300
                                                                                                      -------------
                                                                                                        259,872,613

Entertainment (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,768,958 Viacom, Inc., Class B (NON)                                                         100,609,486

Financial (5.8%)
-------------------------------------------------------------------------------------------------------------------
            334,200 American Express Co.                                                                 20,052,000
          2,249,200 Associates First Capital Corp.                                                       83,501,550
         16,797,367 Citigroup, Inc.                                                                     883,961,438
            969,300 CTI Group, Inc. (The)                                                                16,902,169
          7,070,210 Fannie Mae                                                                          544,406,170
          3,745,600 Freddie Mac                                                                         224,736,000
            645,600 MGIC Investment Corp.                                                                43,981,500
          1,200,200 USA Education, Inc.                                                                  67,061,175
                                                                                                      -------------
                                                                                                      1,884,602,002

Food (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,069,320 Archer Daniels Midland Co.                                                           11,762,520
            363,000 Campbell Soup Co.                                                                    10,617,750
          3,209,100 ConAgra, Inc.                                                                        68,594,513
          2,522,200 Heinz (H.J.) Co.                                                                    105,774,763
          4,859,200 Kellogg Co.                                                                         123,302,200
            859,200 Quaker Oats Co. (The)                                                                70,078,500
          2,124,100 Ralston-Ralston Purina Group                                                         51,509,425
          6,112,502 Sara Lee Corp.                                                                      131,800,824
                                                                                                      -------------
                                                                                                        573,440,495

Gaming & Lottery (0.1%)
-------------------------------------------------------------------------------------------------------------------
            600,900 MGM Grand, Inc.                                                                      20,768,606

Health Care Services (1.8%)
-------------------------------------------------------------------------------------------------------------------
            250,900 Aetna, Inc.                                                                          14,505,156
          1,915,427 Baxter International, Inc.                                                          157,424,157
            395,500 Cardinal Health, Inc.                                                                37,473,625
          1,855,522 CIGNA Corp.                                                                         226,280,908
            538,200 HCA - The Healthcare Corp.                                                           21,494,363
          1,247,500 IMS Health, Inc.                                                                     29,472,188
            708,300 Tenet Healthcare Corp. (NON)                                                         27,845,044
            256,100 UnitedHealth Group, Inc.                                                             28,010,938
            290,600 Wellpoint Health Networks, Inc. (NON)                                                33,982,038
                                                                                                      -------------
                                                                                                        576,488,417

Household Furniture and Appliances (0.1%)
-------------------------------------------------------------------------------------------------------------------
            512,000 Newell Rubbermaid, Inc.                                                               9,824,000
            194,200 Whirlpool Corp.                                                                       8,447,700
                                                                                                      -------------
                                                                                                         18,271,700

Insurance (3.8%)
-------------------------------------------------------------------------------------------------------------------
            651,800 AFLAC, Inc.                                                                          47,622,138
          4,138,700 Allstate Corp.                                                                      166,582,675
          3,284,374 American General Corp.                                                              264,392,107
          2,489,950 American International Group, Inc.                                                  244,015,100
          1,986,200 AON Corp.                                                                            82,303,163
          1,346,700 Chubb Corp. (The)                                                                   113,711,981
            274,600 Cincinnati Financial Corp.                                                           10,091,550
            185,300 CNA Financial Corp. (NON)                                                             6,763,450
          1,604,612 Hartford Financial Services Group                                                   119,443,306
            174,400 Jefferson-Pilot Corp.                                                                11,990,000
            146,100 John Hancock Financial Services (NON)                                                 4,620,413
          2,294,400 Lincoln National Corp.                                                              110,991,600
            144,700 Progressive Corp. (The)                                                              14,216,775
            647,400 Torchmark Corp.                                                                      21,566,513
            170,100 UnumProvident Corp.                                                                   4,805,325
                                                                                                      -------------
                                                                                                      1,223,116,096

Investment Banking/Brokerage (2.7%)
-------------------------------------------------------------------------------------------------------------------
            284,100 Alliance Capital Management Holding L.P.                                             13,636,800
             55,000 Bear Stearns Companies, Inc. (The)                                                    3,334,375
            291,000 E(a)Trade Group, Inc. (NON)                                                           4,237,688
            315,300 Franklin Resources, Inc.                                                             13,507,452
          1,781,800 Goldman Sachs Group, Inc. (The)                                                     177,845,913
            670,400 Lehman Brothers Holdings, Inc.                                                       43,240,800
          3,247,600 Merrill Lynch & Co., Inc.                                                           227,332,000
          4,274,600 Morgan Stanley, Dean Witter, Discover and Co.                                       343,303,813
            230,400 PaineWebber, Inc.                                                                    16,416,000
            382,800 Stilwell Financial, Inc.                                                             17,154,225
            606,000 T. Rowe Price Associates, Inc.                                                       28,368,375
                                                                                                      -------------
                                                                                                        888,377,441

Lodging/Tourism (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,771,200 Carnival Corp. - Class A                                                             43,947,900
            293,700 Royal Caribbean Cruises, Ltd.                                                         6,608,250
            742,800 Starwood Hotels & Resorts Worldwide, Inc. (R)                                        22,005,450
                                                                                                      -------------
                                                                                                         72,561,600

Machinery (0.5%)
-------------------------------------------------------------------------------------------------------------------
          3,138,109 Caterpillar, Inc.                                                                   110,029,947
          1,129,800 Dover Corp.                                                                          47,945,888
            323,000 Ingersoll-Rand Co.                                                                   12,193,250
                                                                                                      -------------
                                                                                                        170,169,085

Manufacturing (0.2%)
-------------------------------------------------------------------------------------------------------------------
            247,600 Danaher Corp.                                                                        15,629,750
            842,580 Illinois Tool Works, Inc.                                                            46,815,851
                                                                                                      -------------
                                                                                                         62,445,601

Media (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,307,200 Seagram Co., Ltd.                                                                    74,673,800
          9,923,800 Walt Disney Co. (The)                                                               355,396,088
                                                                                                      -------------
                                                                                                        430,069,888

Medical Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------
              5,800 Bausch & Lomb, Inc.                                                                     223,663
            552,600 Becton, Dickson and Co.                                                              18,512,100
          1,281,000 Boston Scientific Corp. (NON)                                                        20,415,938
             50,300 St. Jude Medical, Inc. (NON)                                                          2,766,500
            153,500 Stryker Corp.                                                                         7,233,688
                                                                                                      -------------
                                                                                                         49,151,889

Metals (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,480,500 Alcoa, Inc.                                                                          42,471,844
          3,200,000 Freeport-McMoRan Copper & Gold Co., Inc., Class A (NON) (AFF)                        24,800,000
          2,450,000 Freeport-McMoRan Copper & Gold Co., Inc., Class B (NON)                              19,446,875
                                                                                                      -------------
                                                                                                         86,718,719

Natural Gas Utilities (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,539,800 El Paso Energy Corp.                                                                 96,526,213
          1,614,100 Enron Corp.                                                                         132,457,081
          1,766,692 Sempra Energy                                                                        36,548,441
          1,875,588 Williams Cos., Inc.                                                                  78,423,023
                                                                                                      -------------
                                                                                                        343,954,758

Office Equipment & Supplies (--%)
-------------------------------------------------------------------------------------------------------------------
            341,100 Pitney Bowes, Inc.                                                                   10,126,406

Oil & Gas (7.9%)
-------------------------------------------------------------------------------------------------------------------
            107,800 Amerada Hess Corp.                                                                    6,683,600
            101,000 Anadarko Petroleum Corp.                                                              6,469,050
            438,400 Apache Corp.                                                                         24,249,000
          2,985,226 BP Amoco PLC ADR (United Kingdom)                                                   152,059,949
            300,300 Burlington Resources, Inc.                                                           10,810,800
          3,250,900 Chevron, Inc.                                                                       266,980,163
          2,214,100 Conoco, Inc. - Class A                                                               57,151,456
          4,079,868 Conoco, Inc. - Class B                                                              110,921,411
         12,314,657 ExxonMobil Corp.                                                                  1,098,313,441
            245,200 Kerr-McGee Corp.                                                                     16,014,625
          1,210,800 Occidental Petroleum Corp.                                                           24,064,650
            310,000 Phillips Petroleum Co.                                                               19,142,500
          9,554,800 Royal Dutch Petroleum Co. NV ADR (Netherlands)                                      567,316,250
            958,200 Texaco, Inc.                                                                         56,593,688
          3,271,000 Tosco Corp.                                                                          93,632,375
          1,172,200 Unocal Corp.                                                                         40,001,325
            443,400 USX-Marathon Group, Inc.                                                             12,054,938
                                                                                                      -------------
                                                                                                      2,562,459,221

Paper & Forest Products (1.0%)
-------------------------------------------------------------------------------------------------------------------
            148,200 Boise Cascade Corp.                                                                   4,251,488
            468,900 Georgia Pacific Corp.                                                                12,601,688
          2,088,905 International Paper Co.                                                              76,506,146
            428,800 Sealed Air Corp. (NON)                                                               20,636,000
            320,400 Smurfit-Stone Container Corp. (NON)                                                   4,325,400
          1,450,000 Temple Inland, Inc.                                                                  64,887,500
          3,125,581 Weyerhaeuser Co.                                                                    146,706,958
                                                                                                      -------------
                                                                                                        329,915,180

Pharmaceuticals (10.6%)
-------------------------------------------------------------------------------------------------------------------
          8,398,700 Abbott Laboratories, Inc.                                                           443,556,344
          6,873,224 American Home Products Corp.                                                        436,449,724
          9,696,682 Bristol-Myers Squibb Co.                                                            590,891,559
          3,393,300 Johnson & Johnson                                                                   312,607,763
          2,329,200 Lilly (Eli) & Co.                                                                   208,172,250
          9,848,676 Merck & Co., Inc.                                                                   885,765,298
          5,795,912 Pharmacia Corp.                                                                     318,775,160
          4,521,900 Schering-Plough Corp.                                                               233,725,706
                                                                                                      -------------
                                                                                                      3,429,943,804

Photography/Imaging (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,413,804 Eastman Kodak Co.                                                                   108,319,455
          6,041,700 Xerox Corp.                                                                          50,976,844
                                                                                                      -------------
                                                                                                        159,296,299

Publishing (0.7%)
-------------------------------------------------------------------------------------------------------------------
            247,700 Dow Jones & Co., Inc.                                                                14,583,338
            282,700 Gannett Co., Inc.                                                                    16,396,600
            238,500 Knight-Ridder, Inc.                                                                  11,984,625
          1,442,100 McGraw-Hill Cos., Inc.                                                               92,564,794
            863,600 New York Times Co. (The) - Class A                                                   31,737,300
          1,162,700 Tribune Co.                                                                          43,092,569
                                                                                                      -------------
                                                                                                        210,359,226

Railroads (0.7%)
-------------------------------------------------------------------------------------------------------------------
          5,890,400 Burlington Northern Santa Fe Corp.                                                  156,463,750
            987,000 CSX Corp.                                                                            24,983,438
             95,700 Kansas City Southern Industries, Inc.                                                   831,394
            275,600 Norfolk Southern Corp.                                                                3,892,850
            707,200 Union Pacific Corp.                                                                  33,150,000
                                                                                                      -------------
                                                                                                        219,321,432

Real Estate (--%)
-------------------------------------------------------------------------------------------------------------------
             98,000 Boston Properties, Inc. (R)                                                           3,969,000
             86,900 Equity Residential Properties Trust (R)                                               4,089,731
                                                                                                      -------------
                                                                                                          8,058,731

Regional Bells (7.0%)
-------------------------------------------------------------------------------------------------------------------
          9,776,700 BellSouth Corp.                                                                     472,336,819
         18,630,147 SBC Communications, Inc.                                                          1,074,726,605
         12,208,619 Verizon Communications                                                              705,810,786
                                                                                                      -------------
                                                                                                      2,252,874,210

Restaurants (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,566,800 McDonald's Corp.                                                                    110,570,800
            445,500 Starbucks Corp. (NON)                                                                19,908,281
            346,800 Tricon Global Restaurants, Inc. (NON)                                                10,404,000
                                                                                                      -------------
                                                                                                        140,883,081

Retail (2.5%)
-------------------------------------------------------------------------------------------------------------------
          3,996,100 Albertsons, Inc.                                                                     94,657,619
            898,200 Circuit City Stores, Inc.                                                            11,901,150
            506,700 Costco Wholesale Corp. (NON)                                                         18,557,888
            518,075 Dollar General Corp.                                                                  8,030,163
          2,401,200 Federated Department Stores, Inc. (NON)                                              78,189,075
          2,726,000 Gap, Inc. (The)                                                                      70,364,875
          5,021,893 Kmart Corp. (NON)                                                                    29,817,490
          1,423,900 Kroger Co. (NON)                                                                     32,126,744
            903,900 Limited, Inc. (The)                                                                  22,823,475
          2,934,100 Lowe's Cos., Inc.                                                                   134,051,694
          1,565,600 May Department Stores Co.                                                            41,097,000
            263,500 Penney (J.C.) Co., Inc.                                                               3,079,656
            234,300 RadioShack Corp.                                                                     13,970,138
          2,845,000 Rite Aid Corp. (NON)                                                                  7,290,313
            677,100 Safeway, Inc. (NON)                                                                  37,028,906
          1,721,200 Sears, Roebuck & Co.                                                                 51,171,276
          1,435,500 Staples, Inc. (NON)                                                                  20,455,875
          3,958,000 Target Corp.                                                                        109,339,750
             88,600 Tiffany & Co.                                                                         3,782,113
            791,300 TJX Cos., Inc. (The)                                                                 21,562,925
                                                                                                      -------------
                                                                                                        809,298,125

Semiconductor (--%)
-------------------------------------------------------------------------------------------------------------------
            351,900 Conexant Systems, Inc. (NON)                                                          9,259,369
            119,500 Teradyne, Inc. (NON)                                                                  3,734,375
                                                                                                      -------------
                                                                                                         12,993,744

Software (0.9%)
-------------------------------------------------------------------------------------------------------------------
          7,309,200 BMC Software, Inc. (NON)                                                            148,468,125
          4,443,800 Computer Associates International, Inc.                                             141,646,125
             38,920 Synavant, Inc. (NON)                                                                    177,573
                                                                                                      -------------
                                                                                                        290,291,823

Technology Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
            394,700 Computer Sciences Corp. (NON)                                                        24,866,100
            732,900 Convergys Corp. (NON)                                                                31,926,956
          4,533,200 Electronic Data Systems Corp.                                                       212,777,075
            297,200 Fiserv, Inc. (NON)                                                                   15,584,425
            102,500 SunGard Data Systems Inc. (NON)                                                       5,240,313
            437,900 Unisys Corp. (NON)                                                                    5,583,225
                                                                                                      -------------
                                                                                                        295,978,094

Telecommunications (2.6%)
-------------------------------------------------------------------------------------------------------------------
          2,269,400 ALLTEL Corp.                                                                        146,234,463
         13,431,996 AT&T Corp. (SEG)                                                                    311,454,407
            274,600 CenturyTel, Inc.                                                                     10,572,100
          5,351,364 Sprint Corp. (FON Group)                                                            136,459,782
          9,645,900 Worldcom, Inc. (NON)                                                                229,090,125
                                                                                                      -------------
                                                                                                        833,810,877

Textiles (0.1%)
-------------------------------------------------------------------------------------------------------------------
            907,000 Nike, Inc.                                                                           36,223,313

Tire & Rubber (--%)
-------------------------------------------------------------------------------------------------------------------
             58,105 Goodyear Tire & Rubber Co. (The)                                                      1,074,943

Tobacco (1.6%)
-------------------------------------------------------------------------------------------------------------------
         13,951,296 Philip Morris Cos., Inc.                                                            510,966,216

Toys (--%)
-------------------------------------------------------------------------------------------------------------------
            153,000 Mattel, Inc.                                                                          1,979,438

Transportation Services (--%)
-------------------------------------------------------------------------------------------------------------------
            182,500 United Parcel Service, Inc. - Class B                                                11,086,875

Trucks & Parts (0.1%)
-------------------------------------------------------------------------------------------------------------------
            379,400 Johnson Controls, Inc.                                                               22,621,725

Waste Management (0.5%)
-------------------------------------------------------------------------------------------------------------------
            570,500 Republic Services, Inc. (NON)                                                         7,666,094
          8,299,684 Waste Management, Inc.                                                              165,993,680
                                                                                                    ---------------
                                                                                                        173,659,774
                                                                                                    ---------------
                    Total Common Stocks (cost $26,068,128,581)                                      $31,884,698,673

CONVERTIBLE PREFERRED STOCKS (0.1%) (a) (cost $57,757,667)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          1,040,000 Kmart Financing I $3.875 cum. cv. pfd.                                          $    31,200,000

CONVERTIBLE BONDS AND NOTES (--%) (a) (cost $5,147,808)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $   13,200,000 Rite Aid Corp. cv. sub. notes 5 1/4s, 2002                                      $     3,333,000
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (--%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Government National Mortgage Association
                    Pass-Through Certificates
     $        1,294 11 1/2s, with due dates from March 15, 2010 to
                    January 15, 2013                                                                $         1,436
                914 11s, January 15, 2010                                                                     1,002
            126,751 9s, with due dates from December 15, 2004 to
                    June 15, 2011                                                                           133,128
             39,104 7 1/2s, April 15, 2007                                                                   39,260
            146,706 7 1/4s, with due dates from February 15, 2005 to
                    March 15, 2005                                                                          147,765
                                                                                                    ---------------
                    Total U.S. Government and Agency Obligations
                    (cost $304,064)                                                                 $       322,591

SHORT-TERM INVESTMENTS (1.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
     $  100,000,000 Daimlerchrysler NA Holdings, effective yield of 6.47%,
                    December 4, 2000                                                                $    99,406,917
         72,807,000 Delaware Funding Corp., effective yield of 6.48%,
                    December 20, 2000                                                                    72,164,842
         50,000,000 Dresdner U.S. Finance, Inc., effective yield of 6.47%,
                    November 14, 2000                                                                    49,883,181
        100,000,000 Fannie Mae, effective yield 6.37%, December 21, 2000                                 99,115,278
         50,000,000 Federal Home Loan Mortgage Corp., effective yield
                    of 6.375%, December 7, 2000                                                          49,681,250
         38,945,000 Wal-Mart Stores, Inc. (The), effective yield of 6.55%,
                    November 7, 2000                                                                     38,895,399
         97,707,000 Interest in $949,877,000 joint repurchase agreement dated October 31, 2000 with Merrill Lynch, Pierce,
                    Fenner & Smith, Inc. due November 1, 2000 with respect
                    to various U.S. Government obligations -- maturity value
                    of $97,724,913 for an effective yield of 6.60%                                       97,707,000
                                                                                                    ---------------
                    Total Short-Term Investments (cost $506,853,867)                                $   506,853,867
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $26,638,191,987) (b)                                    $32,426,408,131
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $32,358,393,907.

  (b) The aggregate identified cost on a tax basis is $27,054,892,020, resulting in gross unrealized appreciation and depreciation of $7,316,920,332 and $1,945,404,221, respectively, or net unrealized appreciation of $5,371,516,111.

(NON) Non-income-producing security.

(AFF) Affiliated Companies (Note 5).

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2000.

  (R) Real Estate Investment Trust.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2000

                                    Aggregate Face    Expiration   Unrealized
                       Total Value       Value           Date     Depreciation
------------------------------------------------------------------------------
S&P Index 500 (Long)   $36,725,100     $36,898,500      Dec-00     $(173,400)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $26,638,191,987) (Note 1)                                  $32,426,408,131
-------------------------------------------------------------------------------------------
Cash                                                                                    314
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        38,691,719
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           31,079,021
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   13,166,598
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                     739,500
-------------------------------------------------------------------------------------------
Total assets                                                                 32,510,085,283

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  8,614,058
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       89,872,150
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     32,380,361
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        6,612,188
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       636,174
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         18,734
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                           12,696,927
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              860,784
-------------------------------------------------------------------------------------------
Total liabilities                                                               151,691,376
-------------------------------------------------------------------------------------------
Net assets                                                                  $32,358,393,907

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $26,432,956,920
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        229,402
-------------------------------------------------------------------------------------------
Accumulated net realized gain on investments
and foreign currency transactions (Note 1)                                      137,164,841
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                    5,788,042,744
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                  $32,358,393,907

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($20,159,272,166 divided by 1,017,446,347 shares)                                    $19.81
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $19.81)*                              $21.02
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($10,163,817,206 divided by 520,305,545 shares)**                                    $19.53
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($117,762,996 divided by 5,962,796 shares)**                                         $19.75
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($387,087,677 divided by 19,666,356 shares)                                          $19.68
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $19.68)*                              $20.39
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,530,453,862 divided by 77,111,964 shares)                                        $19.85
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of more than $50,000 and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2000
Investment income:
-------------------------------------------------------------------------------------------
Dividend (net of foreign tax of $2,759,913) (Note 5)                           $693,912,536
-------------------------------------------------------------------------------------------
Interest                                                                         21,419,195
-------------------------------------------------------------------------------------------
Total investment income                                                         715,331,731

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                134,491,780
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   39,732,809
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   524,966
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     57,782
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            49,187,368
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                           113,096,416
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               658,405
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             2,983,652
-------------------------------------------------------------------------------------------
Other                                                                             8,768,370
-------------------------------------------------------------------------------------------
Total expenses                                                                  349,501,548
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (5,843,208)
-------------------------------------------------------------------------------------------
Net expenses                                                                    343,658,340
-------------------------------------------------------------------------------------------
Net investment income                                                           371,673,391
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1, 3 and 5) (including realized
loss of $256,563,918 on sales of investments in affiliated issuers)             475,880,979
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                 (55,806,785)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                     (21,016,738)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                               (87,080,799)
-------------------------------------------------------------------------------------------
Net gain on investments                                                         311,976,657
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $683,650,048
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year ended October 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                             $   371,673,391  $   397,679,695
--------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                         399,057,456    3,307,455,606
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (87,080,799)     827,279,618
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  683,650,048    4,532,414,919
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                           (270,190,228)    (284,957,442)
--------------------------------------------------------------------------------------------------
   Class B                                                            (73,685,597)     (87,688,880)
--------------------------------------------------------------------------------------------------
   Class C                                                               (318,774)         (41,059)
--------------------------------------------------------------------------------------------------
   Class M                                                             (3,552,708)      (4,011,851)
--------------------------------------------------------------------------------------------------
   Class Y                                                            (23,434,809)     (20,574,618)
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                         (1,809,431,159)  (1,557,899,919)
--------------------------------------------------------------------------------------------------
   Class B                                                         (1,187,446,369)  (1,254,930,451)
--------------------------------------------------------------------------------------------------
   Class C                                                             (2,660,027)              --
--------------------------------------------------------------------------------------------------
   Class M                                                            (39,098,055)     (34,678,233)
--------------------------------------------------------------------------------------------------
   Class Y                                                           (137,166,654)     (67,577,249)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                                              (3,793,143,979)   2,047,012,102
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                            (6,656,478,311)   3,267,067,319

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                  39,014,872,218   35,747,804,899
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $229,402 and $365,189, respectively)                    $32,358,393,907  $39,014,872,218
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.10       $20.44       $20.87       $18.27       $15.77
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .26(c)       .28(c)       .26(c)       .39(c)       .43
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .45         2.32         2.15         3.91         3.19
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .71         2.60         2.41         4.30         3.62
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.26)        (.28)        (.24)        (.45)        (.40)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.74)       (1.66)       (2.60)       (1.25)        (.72)
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.00)       (1.94)       (2.84)       (1.70)       (1.12)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.81       $21.10       $20.44       $20.87       $18.27
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.92        13.13        12.15        24.95        23.89
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $20,159,272  $22,033,789  $18,814,738  $16,300,523  $11,403,813
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .81          .79          .84          .86          .92
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.38         1.32         1.27         1.95         2.59
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 52.23        50.36        78.75        63.88        41.26
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $20.82       $20.19       $20.65       $18.10       $15.63
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .12(c)       .12(c)       .11(c)       .24(c)       .30
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .44         2.29         2.12         3.87         3.17
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .56         2.41         2.23         4.11         3.47
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.11)        (.12)        (.09)        (.31)        (.28)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.74)       (1.66)       (2.60)       (1.25)        (.72)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.85)       (1.78)       (2.69)       (1.56)       (1.00)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.53       $20.82       $20.19       $20.65       $18.10
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.14        12.28        11.28        24.03        23.04
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $10,163,817  $14,777,660  $15,671,371  $13,511,906   $8,692,163
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.56         1.54         1.59         1.61         1.68
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .64          .57          .52         1.19         1.84
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 52.23        50.36        78.75        63.88        41.26
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------
                                                 For the period
Per-share                            Year ended  July 26, 1999+
operating performance                October 31   to October 31
--------------------------------------------------------------
                                        2000         1999
--------------------------------------------------------------
Net asset value,
beginning of period                   $21.08       $22.07
--------------------------------------------------------------
Investment operations
--------------------------------------------------------------
Net investment income (c)                .11          .02
--------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .46         (.91)
--------------------------------------------------------------
Total from
investment operations                    .57         (.89)
--------------------------------------------------------------
Less distributions:
--------------------------------------------------------------
From net
investment income                       (.16)        (.10)
--------------------------------------------------------------
From net realized gain
on investments                         (1.74)          --
--------------------------------------------------------------
Total distributions                    (1.90)        (.10)
--------------------------------------------------------------
Net asset value,
end of period                         $19.75       $21.08
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.16        (4.03)*
--------------------------------------------------------------
Net assets, end of period
(in thousands)                      $117,763      $21,555
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.56          .41*
--------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .57          .12*
--------------------------------------------------------------
Portfolio turnover (%)                 52.23        50.36
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $20.97       $20.33       $20.77       $18.21       $15.74
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .16(c)       .17(c)       .16(c)       .28(c)       .35
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .45         2.30         2.14         3.89         3.18
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .61         2.47         2.30         4.17         3.53
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.17)        (.14)        (.36)        (.34)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.74)       (1.66)       (2.60)       (1.25)        (.72)
-----------------------------------------------------------------------------------------------------
Total distributions                    (1.90)       (1.83)       (2.74)       (1.61)       (1.06)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.68       $20.97       $20.33       $20.77       $18.21
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.41        12.55        11.60        24.29        23.31
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $387,088     $479,425     $421,616     $348,129     $132,453
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.31         1.29         1.34         1.36         1.44
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .89          .82          .77         1.39         2.02
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 52.23        50.36        78.75        63.88        41.26
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $21.14       $20.47       $20.90       $18.29       $15.78
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                    .30(c)       .33(c)       .32(c)       .44(c)       .47
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                      .46         2.33         2.14         3.92         3.20
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .76         2.66         2.46         4.36         3.67
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.31)        (.33)        (.29)        (.50)        (.44)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                         (1.74)       (1.66)       (2.60)       (1.25)        (.72)
-----------------------------------------------------------------------------------------------------
Total distributions                    (2.05)       (1.99)       (2.89)       (1.75)       (1.16)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $19.85       $21.14       $20.47       $20.90       $18.29
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  4.18        13.44        12.40        25.27        24.24
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,530,454   $1,702,442     $840,080     $700,707     $343,935
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .56          .54          .59          .61          .68
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.63         1.56         1.52         2.20         2.83
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 52.23        50.36        78.75        63.88        41.26
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



NOTES TO FINANCIAL STATEMENTS
October 31, 2000

NOTE 1
Significant accounting policies

The Putnam Fund for Growth and Income (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth and current income by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc..

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair market value following procedures approved by the Trustees.

Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by a pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2000, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, nontaxable dividends, book accretion/amortization adjustments and paydown gains and losses on mortgage-backed securities. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2000, the fund reclassified $627,062 to decrease undistributed net investment income and $4,869,959 to increase paid-in-capital, with a decrease to accumulated net realized gains of $4,242,897. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $5 billion, 0.37% of the next $5 billion, 0.36% of the next $5 billion, 0.35% of the next $5 billion, 0.34% of the next $5 billion, 0.33% of the next $8.5 billion and 0.32% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 2000, fund expenses were reduced by $5,843,208 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $8,763 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management, Inc. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2000, Putnam Retail Management, Inc., acting as underwriter received net commissions of $5,368,122 and $82,819 from the sale of class A and class M shares, respectively, and $27,066,094 and $36,435 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 2000, Putnam Retail Management, Inc., acting as underwriter received $167,196 on class A redemptions.

Note 3
Purchases and sales of securities

During the year ended October 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $17,101,215,533 and $24,165,794,826, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                239,243,878      $4,429,495,487
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                              102,020,615       1,932,885,645
---------------------------------------------------------------------------
                                           341,264,493       6,362,381,132

Shares
repurchased                               (368,003,848)     (6,758,766,479)
---------------------------------------------------------------------------
Net decrease                               (26,739,355)     $ (396,385,347)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                274,241,775      $5,835,048,352
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               83,808,178       1,715,528,501
---------------------------------------------------------------------------
                                           358,049,953       7,550,576,853

Shares
repurchased                               (234,208,186)     (4,963,563,711)
---------------------------------------------------------------------------
Net increase                               123,841,767      $2,587,013,142
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 72,873,749     $ 1,335,252,958
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               62,322,675       1,168,430,924
---------------------------------------------------------------------------
                                           135,196,424       2,503,683,882

Shares
repurchased                               (324,665,732)     (5,881,668,446)
---------------------------------------------------------------------------
Net decrease                              (189,469,308)    $(3,377,984,564)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                115,563,035     $ 2,422,650,068
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               61,707,277       1,243,784,059
---------------------------------------------------------------------------
                                           177,270,312       3,666,434,127

Shares
repurchased                               (243,507,803)     (5,109,609,378)
---------------------------------------------------------------------------
Net decrease                               (66,237,491)    $(1,443,175,251)
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,886,487        $108,432,641
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  147,475           2,782,469
---------------------------------------------------------------------------
                                             6,033,962         111,215,110

Shares
repurchased                                 (1,093,526)        (19,929,280)
---------------------------------------------------------------------------
Net increase                                 4,940,436        $ 91,285,830
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                              (commencement of operations)
                                                       to October 31, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,041,882         $21,608,231
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    1,718              36,452
---------------------------------------------------------------------------
                                             1,043,600          21,644,683

Shares
repurchased                                    (21,240)           (434,423)
---------------------------------------------------------------------------
Net increase                                 1,022,360         $21,210,260
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,230,020        $ 77,879,556
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,191,634          41,347,251
---------------------------------------------------------------------------
                                             6,421,654         119,226,807

Shares
repurchased                                 (9,616,907)       (174,948,793)
---------------------------------------------------------------------------
Net decrease                                (3,195,253)       $(55,721,986)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,770,379        $122,436,027
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,835,656          37,303,941
---------------------------------------------------------------------------
                                             7,606,035         159,739,968

Shares
repurchased                                 (5,481,217)       (115,924,230)
---------------------------------------------------------------------------
Net increase                                 2,124,818        $ 43,815,738
---------------------------------------------------------------------------

                                               Year ended October 31, 2000
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 24,670,800        $457,859,091
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                8,468,330         160,601,463
---------------------------------------------------------------------------
                                            33,139,130         618,460,554

Shares
repurchased                                (36,564,158)       (672,798,466)
---------------------------------------------------------------------------
Net decrease                                (3,425,028)       $(54,337,912)
---------------------------------------------------------------------------

                                               Year ended October 31, 1999
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 51,398,815      $1,091,200,456
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,280,659          88,151,867
---------------------------------------------------------------------------
                                            55,679,474       1,179,352,323

Shares
repurchased                                (16,172,735)       (341,204,110)
---------------------------------------------------------------------------
Net increase                                39,506,739      $  838,148,213
---------------------------------------------------------------------------

Note 5
Transactions with Affiliated Issuers

Transactions during the year ended October 31, 2000 with companies in which the fund owned at least 5% of the voting securities were as follows:

                            Purchase      Sales      Dividend     Market
Affiliates                    Cost         Cost       Income      Value
-------------------------------------------------------------------------
Name of affiliates
-------------------------------------------------------------------------
Freeport-McMoRan Copper &
Gold Co., Inc. - Class A      $--     $ 16,907,997     $--    $24,800,000
Rite Aid Corp.                 --      334,666,333      --             --
-------------------------------------------------------------------------
  Totals                      $--     $351,574,330     $--    $24,800,000


FEDERAL TAX INFORMATION
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $688,365,358 as capital gain, for its taxable year ended October 31, 2000.

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar year 2000.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Deborah F. Kuenstner
Vice President

David L. King
Vice President and Fund Manager

Christopher G. Miller
Vice President and Fund Manager

Hugh H. Mullin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

Not FDIC Insured, May Lose Value, No Bank Guarantee


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN022-66571  002/881/427/511  12/00


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
The Putnam Fund for Growth and Income
Supplement to annual Report dated 10/31/00

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $150 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 10/31/00
                                                      NAV
1 year                                                4.18%
5 years                                             106.74
Annual average                                       15.63
10 years                                            338.98
Annual average                                       15.94
Life of fund (since class A inception, 11/6/57)
Annual average                                       13.57

Share value:                                          NAV
10/31/99                                            $21.14
10/31/00                                            $19.85
----------------------------------------------------------------------------
Distributions:      No.      Income      Capital gains      Total
                    4       $0.3045         $1.7405        $2.0450
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.